EXHIBIT 99.1

ST. AUGUSTINE, Fla.--(BUSINESS WIRE)— Creative Learning Corporation (OTCQX:CLCN), owner and developer of Bricks 4 Kidz,® and Sew Fun Studios®, announces the sale of the Challenge Island Franchise® to its founder Sharon Estroff. “After a thorough strategic review, we have decided to exit the Challenge Island® Franchise business, and focus on our core business of Bricks 4 Kidz”.  The sale was completed on December 9, 2015. This sale terminates any and all relationship, affiliation or involvement of Creative Learning Corporation with the Challenge Island Franchise®.